                                                                   Exhibit 10(d)



                                     FORM OF

                          AMENDMENT, WAIVER AND CONSENT

         AMENDMENT, WAIVER AND CONSENT dated as of January 31, 2001 (this "Agreement") by the undersigned persons (the "Parties").

                             PRELIMINARY STATEMENTS

         A. The Parties are parties to certain Operative Documents referred to in the Amended and Restated Participation Agreement dated as of September 2, 1998 (the "Participation Agreement") among Williams Communications, LLC, formerly Williams Communications, Inc. ("WCLLC"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity except as expressly set forth therein, but solely as Trustee (the "Trustee"), the persons named therein as note purchasers and their permitted successors and assigns (the "Note Holders"), the persons named therein as certificate purchasers and their permitted successors and assigns (the "Certificate Holders"), the persons named therein as APA Purchasers and their permitted successors and assigns (the "APA Purchasers"), State Street Bank and Trust Company ("State Street") not in its individual capacity but solely as collateral agent (the "Collateral Agent"), and Citibank, N.A., in its capacity as agent for the Note Holders and the Certificate Holders (the "Agent").

         B. The Williams Companies, Inc. (the "Guarantor"), the Trustee, the Collateral Agent, the Agent and Citibank, N.A., as agent for the APA Purchasers, are parties to the Second Amended and Restated Guaranty Agreement, dated as of August 17, 2000 (the "Guaranty").

         C. WCLLC and the Guarantor have requested certain waivers and amendments to the Guaranty, the Participation Agreement and Appendix A to the Participation Agreement.

         D. The Parties, other than WCLLC and the Guarantor, are willing to consent to such waivers and amendments, subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, (i) terms defined in the first paragraph, preliminary statements or other sections of this Agreement shall have the meanings set forth therein, and (ii) capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement and the other Operative Documents referred to therein.


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                                   ARTICLE II

                             AMENDMENTS AND WAIVERS

         2.1 Amendment of Section 1.01. Section 1.01 of the Guaranty is hereby amended as follows:

                  (a) The definition of "Consolidated Net Worth" in such Section
         1.01 is hereby amended and restated to read in its entirety as follows:

                           "Consolidated Net Worth" of any Person means the Net
                  Worth of such Person and its Subsidiaries on a Consolidated basis plus, in the case of the Guarantor, the Designated Minority Interests to the extent not otherwise included; provided that, in no event shall the value ascribed to Designated Minority Interests for the Subsidiaries of the Guarantor described in clauses (i) through (v) and (vii) of the definition of 'Designated Minority Interests' exceed $136,892,000 in the aggregate.

                  (b) The definition of "Debt" in such Section 1.01 is hereby amended and restated to read in its entirety as follows:

                           "Debt" means, in the case of any Person, (i)
                  indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with GAAP, recorded as capital leases, (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that Debt shall not include (A) any obligation under or resulting from any agreement referred to in paragraph (y) of Schedule I or resulting from any sale and leaseback referred to in paragraph (aa) of Schedule I, (B) any contingent obligation of the Guarantor relating to indebtedness incurred by any Williams SPV, WCG or a WCG Subsidiary pursuant to the WCG Structured Financing or (C) any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with GAAP, recorded as operating leases.

                  (c) The definition of "Designated Minority Interests" in such
         Section 1.01 is hereby amended and restated to read in its entirety as follows:

                           "Designated Minority Interests" of the Guarantor
                  means, as of any date of determination, the total of the minority interests in the following Subsidiaries of the
                  Guarantor: (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy, (iv) Seminole,



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                  (v) American Soda, (vi) the Midstream Asset MLP, and (vii)
                  other Subsidiaries, as presented in the Consolidating balance sheet of the Guarantor, in an amount not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in items (i) through (vi); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests."

                  (d) The definition of "Material Subsidiary" in such Section
         1.01 is hereby amended and restated to read in its entirety as follows:

                           "Material Subsidiary" means each "significant
                  subsidiary" of the Guarantor (or its Subsidiaries) as such term is defined in Rule 405 under the Securities Act, excluding the WCG Subsidiaries.

                  (e) The following definitions are added to Section 1.01 of the Guaranty in the appropriate alphabetical order:

                           "Borrower" means any of the Guarantor, NWP, TGPL or
                  TGT and "Borrowers" means collectively the Guarantor, NWP, TGPL and TGT.

                           "NWP" means Northwest Pipeline Corporation, a
                  Delaware corporation.

                           "Midstream Asset MLP" means one or more master
                  limited partnerships included in the Consolidated financial statements of the Guarantor to which the Guarantor has transferred or shall transfer certain assets relating to the distribution, storage and transportation of petroleum products and ammonia, including without limitation marine and inland terminals and related pipeline systems, including, without limitation, Williams Energy Partners L.P.

                           "Sale Lease-Back Transaction" of any Person means any
                  arrangement entered into by such Person or any Subsidiary of such Person, directly or indirectly, whereby such Person or any Subsidiary of such Person shall sell or transfer any property, whether now owned or hereafter acquired, and whereby such Person or any Subsidiary of such Person shall then or thereafter rent or lease as lessee such property or any part thereof or other property which such Person or any Subsidiary of such Person intends to use for substantially the same purpose or purposes as the property sold or transferred.

                           "TGPL" means Transcontinental Gas Pipe Line
                  Corporation, a Delaware corporation.

                           "TGT" means Texas Gas Transmission Corporation, a
                  Delaware corporation.

                           "WCG Structured Financing" means a certain series of
                  related transactions in anticipation of the spin-off of WCG pursuant to which WCG or a WCG Subsidiary shall obtain loans or equity contributions, either directly from investors in the marketplace or through one or more special purpose vehicles


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                  (each, a "Williams SPV"), which Williams SPV or Williams SPVs may be Subsidiaries of the Guarantor. Principal of such loans and such equity contributions shall be in a cumulative amount after January 31, 2001 which does not exceed in the aggregate $1.5 billion. The Guarantor shall have a contingent obligation with respect to repayment of indebtedness or return on and of equity of the Williams SPV (or Williams SPVs) or WCG or a WCG Subsidiary in regard to such transaction, which contingent obligation shall terminate in each case no later than four (4) years after the effective date of such transaction and shall be satisfied only through the issuance of equity securities unless further sales of equity securities of the Guarantor are not possible or will not result in additional proceeds.

                           "Williams SPV" is used as defined in the definition
                  of "WCG Structured Financing."

                           "WPC" means Williams Gas Pipelines Central. Inc., a
                  Delaware corporation, formerly Williams Natural Gas Company.

         2.2 Amendment of Section 4.02. Section 4.02(f) of the Guaranty is hereby amended and restated to read in its entirety as follows:

                  (f) Maintenance of Ownership of Certain Subsidiaries. Sell, issue or otherwise dispose of, or create, assume, incur or suffer to exist any Lien on or in respect of, or permit any of its Subsidiaries to sell, issue or otherwise dispose of or create, assume, incur or suffer to exist any Lien on or in respect of, any shares of or any interest in any shares of the capital stock or other ownership interests of (i) WPC, TGPL, TGT or NWP or any of their respective Material Subsidiaries or (ii) any Subsidiary of the Guarantor at the time it owns any shares of or any interest in any shares of the capital stock or other ownership interests of WPC, TGPL, TGT or NWP or any of their respective Material Subsidiaries; provided, however, that, this
         Section 4.02(f) shall not prohibit the sale or other disposition of the stock of any Subsidiary of the Guarantor to the Guarantor or any Wholly-Owned Subsidiary of the Guarantor if, but only if, (x) there shall not exist or result an Event of Default or an event which with notice or lapse of time or both would constitute an Event of Default and (y) in the case of each sale or other disposition referred to in this proviso involving the Guarantor or any of its Subsidiaries, such sale or other disposition could not reasonably be expected to impair materially the ability of the Guarantor or its Subsidiaries to perform its obligations under this Agreement and the other Operative Documents and the Guarantor and the Lessee shall continue to exist. Nothing herein shall be construed to permit the Guarantor or any Subsidiary of the Guarantor to purchase shares, any interest in shares or any ownership interest in a WCG Subsidiary except as permitted by clause
         (e) of this Section 4.02.



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         2.3 Amendment of Appendix A. Appendix A of the Participation Agreement
is hereby amended as follows:

         (a) The definition of "Relevant Subsidiaries" in such Appendix A is hereby amended and restated to read in its entirety as follows:

                  "Relevant Subsidiaries" means collectively the Lessee and those Affiliates of the Lessee performing services under the Services Agreement.

         (b) The definition of "Change of Control" in such Appendix A is hereby deleted.

         2.4 Amendment of Participation Agreement. Section 6.01 of the Participation Agreement is hereby amended by deleting Section 6.01(u) in its entirety and substituting therefor "(u) Intentionally Omitted".

         2.5 Waivers. The Guarantor has requested the waiver of, and each of the other Parties hereto hereby agrees to waive, certain provisions of the Guaranty for and in connection with the transactions described below:

                  (a) The Guarantor or certain of its Subsidiaries are currently the owners of certain assets described on Schedule A-1 hereto which the Guarantor or such certain Subsidiaries wish to transfer to WCG and/or certain WCG Subsidiaries. In exchange for the transfer to WCG and/or certain WCG Subsidiaries of the assets listed on Schedule A-1 and the assumption by the Guarantor and/or its Subsidiaries of those certain liabilities of WCG or WCG Subsidiaries listed on Schedule A-2, WCG and/or certain WCG Subsidiaries will transfer to the Guarantor and/or its Subsidiaries, the assets listed on Schedule B-1 and will assume those certain liabilities of the Guarantor and/or its Subsidiaries listed on Schedule B-2. The Guarantor hereby represents and warrants that such transaction is being entered into on terms and conditions reasonably fair in all material respects to the Guarantor and its Subsidiaries.

                  (b) The Guarantor anticipates that it or one of its Subsidiaries may purchase certain assets of WCG or a WCG Subsidiary listed on Schedule A-1 and enter into a Sale Lease-Back Transaction in which the Guarantor or one of its Subsidiaries will lease such assets to WCG or a WCG Subsidiary. The Guarantor hereby covenants that such transaction shall be entered into on terms and conditions reasonably fair in all material respects to the Guarantor and its Subsidiaries. To the extent that such Sale Lease-Back Transaction may be, or may be deemed to be, an investment in WCG or a WCG Subsidiary, such transaction is prohibited by Section 4.02(e) of the Guaranty.

                  (c) In connection with such asset exchange and the Sale Lease-Back Transaction, and only for purposes of such transactions, the Guarantor requests that the other Parties waive the provisions of
         Section 4.02(e) of the Guaranty to allow the Guarantor and/or its Subsidiaries to effect the Sale Lease-Back Transaction, described in the preceding paragraph, and to acquire the equity interests and stock in WCG and certain WCG Subsidiaries, as described on Schedule B-1, and to transfer assets to WCG and/or WCG Subsidiaries on the terms set forth above. Nothing herein shall be construed or



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         deemed to permit the Guarantor or its Subsidiaries to invest in or acquire stock or equity interests in WCG or any WCG Subsidiaries except to the extent described above. Nothing herein shall, or shall be deemed to, waive the provisions of Section 4.02(j) of the Guaranty or any other provisions of the Guaranty applicable to the Sale Lease-Back Transaction, except as expressly set forth above with respect to
         Section 4.02(e) of the Guaranty.

                  (d) In connection with the WCG Structured Financing, and only with respect to such WCG Structured Financing, the Guarantor requests that the other Parties waive:

                           (i) the provisions of Section 4.02(d) of the Guaranty
                  to allow consensual encumbrances and restrictions on the ability of any Williams SPV to make or pay any distributions, dividends, loans or advances to the Guarantor or its Subsidiaries; provided, that, such consensual encumbrances or restrictions (x) are pursuant to the documents governing the WCG Structured Financing and (y) restrict making or paying distributions, dividends, loans or advances of or on only those assets held by a Williams SPV directly relating to the WCG Structured Financing; and

                           (ii) the provisions of Section 4.02(i) of the
                  Guaranty to allow the Guarantor or a Subsidiary of the Guarantor to be contingently liable for the obligations of any Williams SPV, WCG or WCG Subsidiaries for payments relating to indebtedness or return on and of equity incurred by such entity pursuant to the WCG Structured Financing.

                  (e) By its signature hereto, each party hereto agrees to waive and does hereby waive (i) Section 4.02(e) of the Guaranty to allow the Guarantor and its Subsidiaries to acquire the equity interests and stock in WCG and certain WCG Subsidiaries, to the extent set forth above and to allow the Guarantor and its Subsidiaries to act as lessor pursuant to the Sale Lease-Back Transaction described above involving assets listed on Schedule A-1; (ii) Section 4.02(d) of the Guaranty to allow consensual encumbrances and restrictions on the ability of any Williams SPV to make or pay distributions, dividends, loans or advances to the Guarantor or its Subsidiaries if such encumbrances and restrictions are pursuant to documents governing the WCG Structured Financing and apply only to assets of such Williams SPV which are directly related to the WCG Structured Financing and (iii) Section 4.02(i) of the Guaranty to allow the Guarantor or a Subsidiary of the Guarantor to be contingently liable with respect to the indebtedness or return on and of equity incurred pursuant to the WCG Structured Financing. Nothing herein shall be deemed or construed to waive any other breach of Sections 4.02(d), 4.02(e) or 4.02(i) of the Guaranty or to waive a breach of any other provision of the Guaranty or any other Operative Document or to require any similar or dissimilar waiver to be granted hereafter.



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                                   ARTICLE III

                          REPRESENTATION AND WARRANTIES

         3.1 Representations and Warranties of the Guarantor. To induce the other Parties to enter into this Amendment, the Guarantor hereby reaffirms as to itself and its Subsidiaries, as of the date hereof, its representations and warranties contained in Section 3.01 of the Guaranty (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) The Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Guarantor and its Subsidiaries taken as a whole. Each Material Subsidiary of the Guarantor is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Guarantor and its Subsidiaries taken as a whole. Each Material Subsidiary of the Guarantor has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Guarantor and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated by this Agreement are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Guarantor's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Guarantor and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Agreement or the consummation of the transactions contemplated by this Agreement.

                  (d) This Agreement has been duly executed and delivered by the Guarantor. This Agreement and the Guaranty as amended by this Agreement are the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.


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                  (e) Except as set forth in the Public Filings, there is no pending or, to the knowledge of the Guarantor, threatened action or proceeding affecting the Guarantor or any Material Subsidiary of the Guarantor (or in the case of the Guarantor, the Borrowers, any Subsidiary of a Borrower or any WCG Subsidiary) before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Guarantor and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, the Guaranty or any other Operative Document. For the purposes of this Section, "Public Filings" shall mean the respective annual reports of the Guarantor on Form 10-K or Form 10-K/A for the year ended December 31, 1999, and the Guarantor's quarterly reports on Form 10-Q for the quarter ended September 30, 2000.

                  (f) Upon giving effect to this Agreement, no event has occurred and is continuing which constitutes a Guaranty Default or which would constitute a Guaranty Default but for the requirement that notice be given or time elapse or both.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Effectiveness. The effectiveness of this Agreement is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Agreement executed by the Guarantor, the Agent, the Majority Holders and by CXC and the Majority Purchasers (as defined in the APA);

                  (b) A certificate of the Secretary or Assistant Secretary of the Guarantor as to (i) any changes (or the absence of changes) since August 17, 2000 to its certificate of incorporation and its by-laws as of the date hereof, (ii) the resolutions of the Guarantor authorizing the execution of this Agreement and (iii) the names and true signatures of the officers authorized to execute this Agreement;

                  (c) A certificate, in form and substance satisfactory to the Agent, dated the date hereof addressed to the Trustee, the Collateral Agent, the Agent and the APA Agent of a responsible officer of WCG and/or each relevant WCG Subsidiary as to (i) its title to those assets transferred to the Guarantor or a Subsidiary of the Guarantor pursuant to the transactions described in Section 2.5 hereof, and (ii) the equity interests and shares of stock issued to the Guarantor or a Subsidiary of the Guarantor; and

                  (d) Such other documents as the Agent shall have reasonably requested.



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         4.2 Trustee. The undersigned Note Holders and Certificate Holders hereby (a) direct the Trustee to give its consent to the actions contemplated hereby by executing and delivering this Agreement, and (b) consent to the execution and delivery by the Trustee of this Agreement.

         4.3 Consent. Pursuant to the APA, CXC and the Majority Purchasers hereby consent to execution of this Agreement by the SPV.

         4.4 Full Force and Effect. Except as specifically amended hereby, the Operative Documents and the Securitization Documents shall remain in full force and effect and are hereby ratified and confirmed.

         4.5 Exculpation of the Trustee. Except for its own gross negligence and willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee, not in its individual capacity but solely as Trustee under the Declaration of Trust, in the exercise of the powers and authority conferred and vested in it as the Trustee, (b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by the Trustee but is made and intended for the purpose for binding only the Trust Estate created by the Declaration of Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the Parties and by any Person lawfully claiming by, through or under the Parties and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under the Operative Documents.

         4.6 Exculpation of The Collateral Agent. Except for its own gross negligence and willful misconduct and as otherwise provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Collateral Agent, not in its individual capacity but solely as Collateral Agent, under the Interparty Agreement, in the exercise of the powers and authority conferred and vested in it as the Collateral Agent, (b) nothing herein contained shall be construed as creating any liability on the Collateral Agent, individually or personally, to perform any obligation of the Collateral Agent either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the Parties and by any Person claiming by, through or under the Parties and (c) under no circumstances shall the Collateral Agent be personally liable for the payment of any indebtedness or expenses of the Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Collateral Agent under this Agreement or the Operative Documents except where such breach or failure is the result of the Collateral Agent's willful misconduct or gross negligence.

         4.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.


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         4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which taken together shall be deemed to be one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]



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                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001



                                  WILLIAMS COMMUNICATIONS, LLC


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  THE WILLIAMS COMPANIES, INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  STATE STREET BANK AND TRUST COMPANY OF
                                  CONNECTICUT NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of the 1998 WCI Trust, as Trustee and Lessor

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001





                                  STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as Collateral Agent

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:






                                  CITIBANK, N.A., as Agent

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CITIBANK, N.A.
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CXC INCORPORATED

                                  By: CITICORP NORTH AMERICA, INC.,
                                      as attorney-in-fact

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001


                                  WC NETWORK FUNDING LLC,
                                  as Note Holder

                                  By: WC Network Holdings, Inc.,
                                      its sole member

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  FBTC LEASING CORP.,
                                  as Certificate Holder

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SCOTIABANC INC.,
                                  as Certificate Holder

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001


                                  THE BANK OF NOVA SCOTIA,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF MONTREAL,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ROYAL BANK OF CANADA,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001


                                  BANK OF AMERICA, N.A. (formerly named
                                  Bank of America National Trust & Savings
                                  Association and successor to
                                  NationsBank, N.A.)


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BARCLAYS BANK PLC,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001





                                  TORONTO DOMINION (TEXAS), INC.
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ABN AMRO BANK, N.V.
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANKBOSTON, N.A., as APA Purchaser


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CIBC INC., as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001



                                  THE BANK OF NEW YORK,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANQUE NATIONALE DE PARIS, HOUSTON AGENCY, as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  COMMERZBANK AG,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                Signature Page to Amendment, Waiver and Consent
                          Dated as of January 31, 2001




                                  CREDIT AGRICOLE INDOSUEZ,
                                  as APA Purchaser

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 SCHEDULE A - 1

       ASSETS TO BE TRANSFERRED FROM THE GUARANTOR AND/OR ITS SUBSIDIARIES
                         TO WCG AND/OR WCG SUBSIDIARIES

1. Those certain three aircraft owned by Williams Aviation, Inc., or under contract for purchase by Williams Aviation, Inc, more specifically identified as follows:

         Citation V - located in Chesterfield, Missouri, Tail Number N352WC

         Citation X - located in Tulsa, Oklahoma, Tail Number N358WC

         Citation Excel - scheduled for delivery by April 1, 2001, Tail Number N359WC

         The aggregate value of the three aircraft is $32,000,000.

2. That certain Williams Technology Center located in Tulsa, Oklahoma, and owned by the Williams Headquarters Building Company. The Williams Technology Center is constructing a fifteen story office building that will house various Williams energy and communications employees. It will be attached to the east-end of the existing Bank of Oklahoma Tower at the Plaza, Ground and Service levels. The building is bounded on the north by First Street, east by Cincinnati Avenue, south by Second Street, and west by the podium of the Bank of Oklahoma Tower. The building will contain 733,391 net rentable square feet and accommodate up to 4,000 employees.

3. That certain Parking Garage being constructed on the northeast corner of First Street and Cincinnati Avenue, directly south of the LaPetite Academy daycare center. The parking garage will be six levels tall and contain 1,029 parking spaces. It will be connected to the Williams Technology Center by pedestrian bridges west across Cincinnati and south across First Street.

         The aggregate value of the Williams Technology Center and the Parking Garage (items 2 and 3) is $85,000,000.

4. That certain Intercompany Note executed between the Guarantor and Williams Communications, Inc., on September 8, 1999. The note is for seven years and has approximately $975 million outstanding, bears interest at rates equal to LIBOR, or an alternate base rate, plus a margin based on the debt rating of WCG's credit facility by S&P and Moody's, plus 0.25% based on WCG's ratio of total debt to EBITDA greater than or equal to 6.0 to 1.0. Principle is paid quarterly beginning July 1, 2000.

         The value of the Intercompany Note is $630,000,000.

                                 SCHEDULE A - 2

                   LIABILITIES OF WCG AND/OR WCG SUBSIDIARIES
             TO BE ASSUMED BY THE GUARANTOR AND/OR ITS SUBSIDIARIES

1. Payment obligations with respect to those certain building improvements, fixtures and equipment including all construction, design, flooring, food service equipment, security, audio equipment, video equipment, telecommunication equipment, furniture and fixtures, and related costs, including but not limited to material, labor, installation and taxes, as set forth in the Authorization for Expenditure(s) dated September 18, 2000.

         The aggregate value of the building improvements, fixtures and equipment is $160,000,000.

                                 SCHEDULE B - 1

            ASSETS TO BE TRANSFERRED FROM WCG AND/OR WCG SUBSIDIARIES

                    TO THE GUARANTOR AND/OR ITS SUBSIDIARIES

1. All losses or credit carryovers or other similar attributes of WCG not in existence on September 30, 1999, but arising thereafter, and utilized by the Guarantor as part of its consolidated tax return for any consolidated returns filed following September 30, 1999, as described in the Tax Sharing Agreement dated September 30, 1999.

         The aggregate value is $317,000,000.

2. That certain Telecommunications Services Agreement dated January 5, 1995, between The Guarantor and Wiltel, Inc., and subsequently amended. WorldCom, as the successor to Wiltel, provides WCG a specific amount of long distance, frame relay and private line services free of costs other than its out of pocket expenses payable to third parties. WCG resells these services to the Guarantor , its subsidiaries and affiliates at market rates. The term of the agreement is 35 years beginning January 1995.

         The value is $65,000,000.

3. Those certain two dark fibers capable of providing a minimum capacity up to an OC-12 along the entire length of the fiber optic facilities along Transco's main line pipelines from Houston, Texas to Manassas, Virginia and Washington, D.C. to Station 200 outside Philadelphia, Pennsylvania which include property in the states of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina, North Carolina, Virginia, the District of Columbia, Maryland and Pennsylvania, including the dark fiber needed to connect the non-contiguous points along the Transco right of way (the "Transco Fiber"). The general description of this service is provided in that certain Construction, Operating, Maintenance Agreement dated January 1, 1997. The Transco Fiber excludes any incidental services required to support the dark fiber pair, such as collocation, power, and maintenance fees.

         The aggregate value is $15,000,000.

4. That number of shares of WCG Class A stock to be issued to the Guarantor having an aggregate value equal to approximately $470 million, to be priced based upon the average of the high and low for each of the five business days beginning January 17, 2001 and ending January 23, 2001.]

                                 SCHEDULE B - 2

              LIABILITIES OF THE GUARANTOR AND/OR ITS SUBSIDIARIES

                  TO BE ASSUMED BY WCG AND/OR WCG SUBSIDIARIES

1. All incremental costs to be incurred by WCG in connection with the replacement of certain shared hardware, systems and applications that will need to be replicated upon the separation of the two companies. In addition, WCG will need to procure it own unique software licenses on everything from Microsoft products to the PeopleSoft applications. Also included in this category are those miscellaneous costs incurred to effect the spin- off of WCG from the Guarantor.

         The aggregate value is $40,000,000.